EXHIBIT 99.1
Implantable Vision, Inc (OTCBB: IMVS) An Ophthalmic Products Company July 2007

Safe Harbor Statement Statements included in this presentation that are not historical in nature are forward- looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements relating to the future events and performance of the Company are subject to many factors including, but not limited to, the customer acceptance of the products in the market, the existence of competitive products and product development, commercialization and technological difficulties, and other risks detailed in the Company's Securities and Exchange Commission filings. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. When used in this presentation the terms "anticipate," "believe," "estimate," "expect," "may," "objective," "plan," "possible," "potential," "project," "will" and similar expressions identify forward- looking statements. The forward-looking statements contained in this presentation are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

Company Overview Company Introducing Next Generation Implantable Contact Lens (Phakic Lenses) Easier to Implant Less Side Effects Reversible Complementary/Competitive to Laser Vision Correction LASIK, PRK, Epi-LASIK Initial Product Launch in Q3-08 Europe and Other Significant International Markets

Mission Statement Dominate $6B Refractive Surgery Market Launch Safe, Simple & Reversible Phakic Lens Product Platform Phakic Lens Product Platform is next generation of refractive surgery Revenues from initial product in Q3-08 in Europe & Other Significant International Markets Easy procedure for physician Superior quality of vision & reversibility for patient Start with Non-Lasik Candidates (20% of LASIK Market) Far Sighted & Very Near Sighted Thin or Irregular Corneas, Dry Eye, etc. Cut into Lasik's "Sweetspot" 35% of Market moving toward PRK (LASIK's Predecessor) Leverage Presbyopia Treatment (Under Development) Develop Presbyopic Lens to Treat Bifocals Incorporate Products into Cataract Surgery

Key Facts Symbol IMVS Corporate Headquarters Astoria, NY Stock Price (09/18/06) || 52-Week Range $1.90 || $1.15 - 3.70 Shares Outstanding 34,660,515 Market Capitalization $65,854,979 Volume (daily 90-day average) 1,000 Debt (04/30/2007) $706,000 Cash (04/30/2007) $10,000 Insider Ownership (Fully Diluted) 60% Institutional Ownership Shares 0% Full-time Employees 3 Fiscal Year July 31 Accounting Firm Jaspers & Hall

Visionary & Experienced Management George Rozakis, MD - Co-Founder & Chief Executive Officer Second surgeon to perform LASIK in US Prestigious international award recipient (for contributions to LASIK) International thought leader in refractive surgery Commenced work with Phakic Lenses 10 years ago Former Medical Director for both Lens & Laser companies Jerry Kaeni - Co-Founder & Director Over 22 years of ophthalmic product development & manufacturing International Marketing, Distribution & Manufacturing Significant Regulatory Experience-Five FDA 510K approvals and CE Mark Approval Founder & current CEO of Millennium Biomedical, Inc. Igor Valyunin, PhD - Co-Founder Product Development & Design Key member of original team that innovated Phakic Lenses 30 years of lens design & manufacturing experience Alexander Hatsis, MD - Medical Director Accomplished surgeon and international industry thought leader Clinical professor and author of several textbooks on refractive surgery Trains physicians for FDA studies Sought out by other phakic lens manufacturers to test their products

Consultants and Advisors Consultants/Advisory Board Verne Sharma Former COO & President Summit Technology (Laser Pioneer) Built Summit from $130M market capitalization to sale to Alcon for $1B in four years Shirley McGarvey Top FDA Consultant John MacDonald Pharmaceutical and biotech executive Global public company experience in operations, marketing, business development, finance, M&A Medical Advisory Board Dr. Ioannis Pallikaris, Refractive Surgeon Father of LASIK, President of European Society of Cataract & Refractive Surgery (ESCRS) Dr. Guillermo Avalos, Refractive Surgeon International Thought Leader

Company History Founded by Dr. George Rozakis and Igor Valyunin in 2004 Developed Intellectual Property to Optimize Phakic Lenses Established Manufacturing and Distribution via Partnership with Millennium Biomedical Inc. in mid-2005 Experienced Ophthalmic Manufacturing Company (Jerry Kaeni) Raised $3.2 Million via Reverse Merger in Dec-05 Acquired Original Phakic Lens from CIBA Vision in June 2006 Over 10-years of Development; Thousands of Patients Implanted USA & Japanese Intellectual Property Portfolio FDA Phase III Clinical File Established Safety & Efficacy of Next Generation Product Platform Implanted 33 patients worldwide Builds on Base Technology > 15 Years Follow-Up & Thousands of Implantations Worldwide Built Competent Management Team Clinical, Regulatory & Global Commercialization

Optimized Phakic Lens Technology Built on Previous Experience & Competitors' Shortfalls Developed Safe, Simple & Reversible Phakic Lens Simple procedure for physician Superior quality of vision & reversibility Next Generation Product

Anatomy of Vision Correction Anterior Chamber Posterior Chamber Natural Lens Cornea (LASIK) Iris (Colored Part) Anterior Chamber Phakic Lens Contact Lenses Posterior Chamber Phakic Lens

Vision Correction Market Rapidly Expanding with High Unmet Need > $5B Domestic Contact Lens Market 100M Nearsighted & Farsighted US Patients 150M Presbyopic Baby Boomers (Bifocals) Total US Market Potential: $200B 500M Patients Internationally $3B Domestic LASIK Market In 2004, 1.4M LASIK procedures in US Generated >$2.5B physician fees $6 billion worldwide; China growing fast Current Phakic Lens Market = Non-LASIK Candidates (20%) Source: Kalorama

Implantable Vision

Refractive Surgery Market

- Market Built & Dominated by LASIK
- Physicians are Successful Consumer Marketers
  - LASIK Surgeons
    - ~10% of Ophthalmologists
    - Already Purchased ~$500k Laser Infrastructure
  - Cataract Surgeons
    - > 50% of Ophthalmologists
    - Did Not Purchase ~$500k Laser Infrastructure
- Key Drivers to Market Share
  - Marketing
    - Competitive Advantages
    - Today: “Laser Word” All Laser LASIK
    - Tomorrow: “Safety, Vision Quality & **Reversibility**”

LASIK Overview Laser Irreversibly Reshapes Cornea by Removing Tissue Sweetspot: Low to Mild Nearsightedness; Astigmatism Not a truly effective treatment for: High Nearsightedness Farsightedness Presbyopia (need for reading glasses or bifocals) Adverse outcomes Dry Eye, Ectasia & Aberrations Movement back to PRK (LASIK's Predecessor) Repackaged as Epi-LASIK Pain and Slow Recovery

Phakic Lens Overview Superior Quality of Vision vs. LASIK/Epi-LASIK Rapid Recovery of Vision No Initial Capital Outlay (Laser Systems) Standard Cataract Techniques & Equipment Two FDA Approved Products Exist in Market, but Not Optimized AMO's Verisyse & Staar's Visian Market is Ready for Ideal Product Simple, Safe & Reversible Procedure

Physician Simplicity Iridotomy (Hole in Iris) Requirement Performed 1-week before Procedure Irreversible Prep (loading) time of Lens in Injector Complicated Explantation Process Sizing & Lens Power Determination Safety Concerns Unnecessary Contact with Certain Eye Structures Cataract Formation Pupil Ovalization Cornea Degradation **Competitive Lenses have one or many of the above issues Issues with Competing Phakic Lenses

IMVS' Optimized Lens Platform Safe & Simple Procedure Highly Accurate & Predictable No Iridotomy (Hole in Iris) Performed 1-week prior to Implantation Floating - No Fixation Required Reversible Procedure Safe to Cornea Superior Quality of Vision No Aberrations Pre-Loadable

Implantable Vision Staar - Visian AMO - Verisyse Comparison of Phakic Lens Products

IMVS' Floating vs. Staar's Vaulting Cornea Iris Staar's Lens pushes against internal eye structure to vault over Natural Lens The above images are A close up of this area. Cornea Iris IMVS' Lens has No Contact with Internal Eye Structure and floats above Natural Lens Cornea Iris Where IMVS' Lens would stop Staar IMVS

Product Comparisons Reversible Easy to Implant (1 easy - 5 hard) Quality of Vision (1 low - 10 high) Eye Trauma (0 quiet - 5 traumatic) Iridotomy LASIK No N/A 8 5 N/A Staar Yes 3 10 4 Yes Verisyse Yes 5 10 3 Yes IMVS Yes 1 10 0 No

Excellent Clinical Results 33 Successful Cases Nearsighted & Farsighted Cases Highly Predictable No Dry Eye, Glare, Halo or other common LASIK side effects No Iridotomy Required Pressure Normal in 100% of Cases Procedure Notes < 10 Minutes Easily Trained Cataract Surgeons Acceptable Endothelial Cell Loss 33% have better vision now than with glasses or contacts Remaining 67% equal to pre- operative best corrected Combine New Lens Data with Original Lens to Expedite Regulatory Approvals CE Mark FDA Process 300 FDA-Phase III Cases Issues Resolved

Intellectual Property US Patents Issued (Acquired from CIBA): US Patent No. 6,015,435 titled Self-centering phakic intraocular lens US Patent No. 6,428,574 titled Self-centering phakic intraocular lens US Patent No. 6,506,212 titled Anatomically compatible posterior chamber phakic refractive lenses US Patent No. 6,638,307 titled Methods of surface treatment for enhancing the performance of a floating phakic refractive lens design US Patent No. 6,706,066 titled Floating phakic refractive lens design for preserving eye dynamics 16 Patents Pending Worldwide

Business Opportunity Dominate $6B Expanding Refractive Surgery Market Superior Phakic Lens Offering Surgical Procedure: Simplicity, Safety & Efficacy Consumer: Reversibility Capitalize on LASIK's Shortcomings Superior vision quality without altering anatomy of the eye Proprietary lens design and material advances yield promise for: Entire range of myopia (including LASIK market) Hyperopia Astigmatism Broader marketing base (refractive and cataract surgeons) End Need for Reading Glasses (Presbyopia) Implement Multifocal Optics into Phakic Lens Platform

Commercialization Timeline Milestone Milestone Date Product Development: Myopia & Hyperopia Completed Complete Clinical Thought-Leader Infrastructure Q4-07 FDA IDE Submission Q2-08 CE Mark Approval Q2-08 Launch in European & Other Significant International Markets Q3-08 FDA Approval 2010 -2012 *Assumes $5M Series B Funding in early Q3-07

About CE Mark Approval We believe we will achieve CE Mark by Q2-08 because: MBI, strategic partner, has successfully obtained CE Mark Approval for several products Experienced Regulatory, ISO & Statistic Consultants Onboard and Support Timeline Similar Products already CE Mark Approved and Sold in Europe & Rest of World Original Lens' FDA Data & Dominican Republic Clinical Results Confirmed Safety &Efficacy

Joint Venture with Millennium Biomedical Inc. Strategic Partner Relationship Provide Manufacturing Services at 10% Above Cost FDA Exportation to Dominican Republic for Clinical Studies Sales & Distribution International Hire Global Sales Director to Manage Distributors United States Hire Sales Force/Joint Venture with Strategic Partner R&D / Manufacturing / Sales & Marketing

Equity Equity Issued Strike Price Fully Diluted Common Stock (150,000,000 Authorized) Common Stock (150,000,000 Authorized) 23,810,515 23,810,515 Series A Convertible Preferred Stock (100,000,000 Authorized) Series A Convertible Preferred Stock (100,000,000 Authorized) 1,000,000 10,000,000 Options Sequential Vesting, 5-Year Expiration from Grant Options Sequential Vesting, 5-Year Expiration from Grant 850,000 $1.19 850,000 Total Total 34,660,515 Capitalization Table

Balance Sheet ASSETS: ASSETS: ASSETS: April 30, 2007 Total Current Assets Total Current Assets 10,614 Total Fixed Assets Total Fixed Assets 83,734 Other Assets: Other Assets: Other Assets: Original Lens Intellectual Property Original Lens Intellectual Property 1,000,000 Less Amortization Less Amortization (14,706) Total Other Assets 985,294 TOTAL ASSETS TOTAL ASSETS TOTAL ASSETS $1,079,642 LIABILITIES & STOCKHOLDERS' EQUITY LIABILITIES & STOCKHOLDERS' EQUITY LIABILITIES & STOCKHOLDERS' EQUITY Total Current Liabilities Total Current Liabilities 708,740 Stockholders Equity: Stockholders Equity: Stockholders Equity: Preferred Stock, $.001 par value, 100,000,000 shares authorized Preferred Stock, $.001 par value, 100,000,000 shares authorized 1,000 Common stock, $.001 par value, 150,000,000 shares authorized Common stock, $.001 par value, 150,000,000 shares authorized 32,794 Stocks to be issued Stocks to be issued 1,554 Subscriptions Receivable Subscriptions Receivable (1,650,000) Additional Paid-In Capital Additional Paid-In Capital 4,848,290 Deficit accumulated during Development Stage Deficit accumulated during Development Stage (2,862,736) Total Stockholders' Equity 370,902 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT) TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT) TOTAL LIABILITIES & STOCKHOLDERS' EQUITY (DEFICIT) $1,079,642

Business Objective: Rapidly Create Value Short Term Strategy Achieve CE Mark Approval for Initial Product by Q2-08 Launch Initial Product in Europe & Other Significant International Markets in Q3-08 FDA IDE Submission Further Develop Product Platform Mid to Long Term Strategy FDA Approval (PMA) Launch in US Market CE Mark Approval of Additional Products

Revenue Model Trained Physicians Trained Physicians 500 1,000 2,000 Revenues ($000's) Revenues ($000's) $ 15,600 $ 31,200 $ 62,400 % of LASIK Market* 0.8% 1.7% 3.4% Gross Margin 90% 90% 90% EBITDA 39% 39% 39% Assumptions: Assumptions: ASP/Lens $ 600 ($1,200/Pair) $ 600 ($1,200/Pair) Avg. Patients/Physician/Week** 1 Notes: Notes: * Based on Procedure Volume (3M Procedures Worldwide) * Based on Procedure Volume (3M Procedures Worldwide) * Based on Procedure Volume (3M Procedures Worldwide) ** 1 Patient = 2 Lenses

High Value Exit Strategy Grow the Value of the Business Develop Product Platform Generate Revenues from International Sales Achieve FDA Approvals Strong Investor Relations/Public Relations Strategy Move to Listed Exchange Exit to Strategic Buyer at a Premium Consolidating Market Recent Acquisitions in Ophthalmic Market: Intralase for $800 Million Bausch & Lomb for $3.4 Billion

Summary Large & Expanding Market Opportunity Superior & Proven Product Platform Experienced & Passionate Management Team Substantial Progress to Date < 1-Year from Commercialization Strong & Growing Intellectual Property Clear Exit Strategy

Implantable Vision, Inc (OTCBB: IMVS) An Ophthalmic Products Company July 2007